OPPENHEIMER
       MUNICIPAL BOND FUND


                                     ANNUAL

                                     REPORT

                                  JULY 31, 2002


[GRAPHIC OMITTED]
[Graphic of Hands Omitted]

LETTER TO SHAREHOLDERS
FUND MANAGER INTERVIEW
FINANCIAL STATEMENTS
TRUSTEES AND OFFICERS


[LOGO OMITTED]
OPPENHEIMERFUNDS(R)
THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

 FUND OBJECTIVE
 Oppenheimer Municipal Bond Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

11  FINANCIAL
    STATEMENTS

36  INDEPENDENT
    AUDITORS' REPORT

37  Federal
    Income Tax
    Information

38  Trustees and Officers

44  Privacy Policy Notice




AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 7/31/02
          Without      With
          Sales Chg.   Sales Chg.
--------------------------------------------------------------------------------
Class A   4.39%        -0.57%
Class B   3.50         -1.45
Class C   3.50          2.51

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
*SEE NOTES PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and

[GRAPHIC OMITTED]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
MUNICIPAL BOND FUND




1 OPPENHEIMER MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

   declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,

/S/ John V. Murphy
John V. Murphy
August 21, 2002




THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


2  OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q HOW DID OPPENHEIMER MUNICIPAL BOND FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED JULY 31, 2002?
   A. The Fund maintained its position as one of the highest- yielding general municipal bond funds. As of July 31, 2002, the Fund's Class A annualized tax-free distribution yield (without sales charges) and standardized yield were 5.20% and 4.57%, respectively. The standardized yield was equivalent to a taxable yield of 7.03% for an investor in the 35% federal income tax bracket.(1)
   However, the Fund's total return lagged the Lehman Brothers Municipal Bond Index and its peer group of general municipal bond funds.(2) The underperformance can be attributed to credit-related issues for the air travel and health care sectors, which fared poorly despite generally strong conditions in the municipal markets.

WHAT ELSE HAPPENED TO THE FUND DURING THIS REPORTING PERIOD?
   One significant development was that the municipals portfolio management team at OppenheimerFunds' Rochester Division assumed management of the Fund, effective July 1, 2002. Our team comprises four credit analysts and three portfolio and trading professionals with many years' experience in municipals management.

WHAT CONTRIBUTED TO THE FAVORABLE CONDITIONS IN THE MUNICIPAL MARKETS OVER
THE PAST 12 MONTHS?
   Very low interest rates and disappointing results for equities helped the municipal markets during the period.
   Initially, the municipal market was very volatile. In the wake of an economic slowdown in mid-2001 and the September 11 attacks, investors curtailed spending, grew cautious about

PORTFOLIO MANAGEMENT
TEAM
Ron Fielding
(Portfolio Manager)
Jerry Webman



1. To find the tax equivalent yield for the Fund's standardized yield, divide the standardized yield, 4.57%, by the tax bracket reciprocal, 65 (100-35% tax bracket).
2. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, which had a one-year return for the period ended 7/31/02 of 6.71%, and to the average total return of the 282 funds in the Lipper General Municipal Debt Fund category, which had a one-year return for the period ended 7/31/02 of 5.53%.


3 OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

risk and sought the safety of high-quality bonds, especially Treasuries. The Federal Reserve Board responded to the turmoil by reducing short-term interest rates five times in rapid succession, bringing the Federal Funds rate to 1.75% by January 2002.
   The result was a steeper than normal yield curve--that is, lower yields for short-term investments and higher yields for bonds with maturities of 10 years or longer. By January 2002, an investor could purchase a long-term municipal bond with a yield equivalent to 95% of a comparable Treasury--well above the long-term average yield equivalent of 80% - 85% (municipal bonds are taxed differently than Treasury bonds, thus to compare the two securities and the respective yields, investors must take into account the affect of taxes on the yields).
   During the first half of 2002, exceptionally low short-term rates had a calming effect on the overall economy and municipal markets. Consumer spending and the economy took a slight turn for the better. Meanwhile, investors sought tax-exempt bonds as a refuge from very low yields on shorter-term taxable instruments and a stock market disrupted by accounting-related problems and weak corporate earnings. Municipal bond issuers took advantage of low interest rates to issue new debt, which was quickly and smoothly absorbed by investors.

WHY DID THE AIR TRAVEL AND HEALTH CARE SECTORS PERFORM POORLY?
   After September 11, investors worried about a greater possibility of defaults in the airline sector. They demanded higher yields as compensation for the increased risk, and prices plummeted, especially for uninsured bonds. Later, in the face of poor operating results for airlines, the major national credit rating agencies downgraded ratings for the entire sector.


OUR GOAL IS TO ENHANCE THE FUND'S DIVERSIFICATION, SPREADING PORTFOLIO ASSETS ACROSS A GREAT NUMBER AND VARIETY OF SECURITIES.




   4 OPPENHEIMER MUNICIPAL BOND FUND

   For health care, the major issue continues to be the U.S. government's attempt to control costs as the nation's largest insurer (via Medicare and Medicaid) even as consumers continue to demand higher standards of care and access to technological improvements, including new medications.

HOW DID THE FUND'S PORTFOLIO CHANGE DURING THE REPORTING PERIOD?
   During the turbulent last half of 2001, the Fund "battened down the hatches" and traded only selectively while waiting for the storm to pass. As we moved through the period, the airline and health care bonds were re-evaluated and deemed strong enough to weather the tempest. Until then, they were valuable as strong contributors to the Fund's yield.
    In the less volatile first six months of 2002, an effort was made to pare down the unsecured holdings in the portfolio.

GOING FORWARD, HOW WILL YOU MODIFY THE PORTFOLIO TO REFLECT YOUR INVESTMENT
STYLE?
   Our investment style emphasizes good value, broad diversification and the use of smaller, under-researched issues. Nearly 90% of all municipal bond issues are less than $50 million in size, and many are unrated. These smaller issues tend to go unnoticed and be underpriced. We've developed the expertise to analyze the various risks in these securities.
   Then, we construct portfolios that may contain more than 1,000 securities and are widely diversified by type of risk and credit, size of investment, geography and issuer.
   As a first step in repositioning the Fund, we are steadily replacing unsecured bonds in the troubled airline and health care sectors with other high-yielding but less credit-sensitive issues. Although none of the Fund's airline or health care bonds defaulted, the problems in these areas have proven more persistent than originally anticipated.


-----------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods
Ended 6/30/02(3)
Class A

1-Year  5-Year 10-Year
-----------------------------
-0.07%  3.23%  5.01%
Class B        Since
1-Year  5-Year Inception
-----------------------------
-0.85%  3.09%  4.43%
Class C        Since
1-Year  5-Year Inception
-----------------------------
3.14%   3.43%  4.41%
-----------------------------
STANDARDIZED YIELDS(4)
For the 30 Days Ended 7/31/02
Class A         4.57%
-----------------------------
Class B         4.02
-----------------------------
Class C         4.02
-----------------------------

3. See Notes page 10 for further details.
4. Standardized yield is based on net investment income for the 30-day period ended July 31, 2002. Falling share prices will tend to artificially raise yields.


   5  OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
    With continued low interest rates, moderate inflation and the economy moving toward recovery, we expect a plentiful supply of the issues we favor. Through careful credit research, we expect to identify many attractive smaller and/or lesser-known issues. That, in turn, will allow us to spread risk while keeping the Fund's yield among the strongest in the nation. And all of this will help make Oppenheimer Municipal Bond Fund an even more important part of THE RIGHT WAY TO INVEST.



CREDIT ALLOCATION(5)
[GRAPHIC OMITTED]
O AAA         51.9%
O AA           9.2
O A           10.3
O BBB         12.4
O BB           5.8
O B            5.3
0 Not Rated    5.1



TOP FIVE STATES(6)
-------------------------------------------------------------
Texas                                                   17.3%
-------------------------------------------------------------
Pennsylvania                                            10.9
-------------------------------------------------------------
California                                               7.3
-------------------------------------------------------------
Washington                                               6.4
-------------------------------------------------------------
New York                                                 5.2


 5. Portfolio is subject to change. Percentages are as of July 31, 2002, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
 6. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of investments.


   6 OPPENHEIMER MUNICIPAL BOND FUND

FUND PERFORMANCE

    HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.
    MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the twelve months that ended July 31, 2002, Oppenheimer Municipal Bond Fund outperformed its peer group of general municipal bond funds, as measured on the basis of standardized yield, and underperformed from the standpoint of total return. The relatively strong yield was partially attributable to the Fund's emphasis on securities in the 10- to 15-year maturity range. The Federal Reserve Board lowered short-term interest rates dramatically during the period, while a faltering economy and stock market combined to push long-term yields slightly higher. As a result, bonds in the middle of the maturity spectrum did the best job of maintaining their values and yields. The Fund's strong current income also was due to the use of higher-yielding securities in several sectors, including the airline and health care industries. However, these same bonds were responsible for the Fund's below-average total return, since credit-related issues in those industries triggered a decline in prices. As of July 1, 2002, the Fund has a new management team comprised of members from the OppenheimerFunds' Rochester Division, which specializes in municipal portfolio management, and a long-time member of the Fund's prior management team at OppenheimerFunds.
    COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on March 16, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
    The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


   7 OPPENHEIMER MUNICIPAL BOND FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Municipal Bond Fund (Class A)
     Lehman Brothers Municipal Bond Index

[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printing Graphic]

                        Value of Investment       Lehman Brothers
Date                        In Fund              Municipal Bond Index

12/31/1992                   9525                        10000
03/31/1993                   9885                        10371
06/30/1993                  10247                        10711
09/30/1993                  10711                        11073
12/31/1993                  10839                        11228
03/31/1994                  10133                        10612
06/30/1994                  10068                        10729
09/30/1994                  10092                        10803
12/31/1994                   9843                        10648
03/31/1995                  10687                        11401
06/30/1995                  10887                        11675
09/30/1995                  11096                        12011
12/31/1995                  11642                        12507
03/31/1996                  11540                        12356
06/30/1996                  11582                        12451
07/31/1996(1)               11731                        12563
10/31/1996                  12027                        12880
01/31/1997                  12243                        13085
04/30/1997                  12317                        13138
07/31/1997                  13017                        13852
10/31/1997                  13103                        13974
01/31/1998                  13542                        14408
04/30/1998                  13445                        14360
07/31/1998                  13740                        14682
10/31/1998                  14073                        15094
01/31/1999                  14371                        15366
04/30/1999                  14387                        15358
07/31/1999                  14092                        15104
10/31/1999                  13567                        14827
01/31/2000                  13297                        14808
04/30/2000                  13660                        15217
07/31/2000                  13972                        15755
10/31/2000                  14227                        16088
01/31/2001                  14664                        16775
04/30/2001                  14538                        16795
07/31/2001                  15094                        17343
10/31/2001                  15245                        17779
01/31/2002                  15108                        17765
04/30/2002                  15321                        17971
07/31/2002                  15756                        18507

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(2) 1-YEAR -0.57% 5-YEAR 2.89% 10-YEAR 4.76%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Municipal Bond Fund (Class B)
     Lehman Brothers Municipal Bond Index

[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printing Graphic]

                          Value of Investment         Lehman Brothers
Date                           In Fund              Municipal Bond Index

03/16/1993                      10000                         10000
03/31/1993                       9962                         10000
06/30/1993                      10300                         10327
09/30/1993                      10733                         10676
12/31/1993                      10839                         10826
03/31/1994                      10112                         10232
06/30/1994                      10038                         10345
09/30/1994                      10032                         10416
12/31/1994                       9765                         10267
03/31/1995                      10583                         10992
06/30/1995                      10762                         11257
09/30/1995                      10948                         11581
12/31/1995                      11454                         12059
03/31/1996                      11333                         11914
06/30/1996                      11353                         12005
07/31/1996(1)                   11504                         12113
10/31/1996                      11760                         12419
01/31/1997                      11948                         12617
04/30/1997                      12000                         12668
07/31/1997                      12659                         13355
10/31/1997                      12718                         13473
01/31/1998                      13119                         13892
04/30/1998                      13001                         13846
07/31/1998                      13260                         14156
10/31/1998                      13556                         14553
01/31/1999                      13816                         14815
04/30/1999                      13823                         14808
07/31/1999                      13540                         14563
10/31/1999                      13036                         14296
01/31/2000                      12777                         14278
04/30/2000                      13125                         14672
07/31/2000                      13425                         15191
10/31/2000                      13670                         15512
01/31/2001                      14090                         16175
04/30/2001                      13969                         16194
07/31/2001                      14503                         16722
10/31/2001                      14648                         17142
01/31/2002                      14516                         17129
04/30/2002                      14721                         17328
07/31/2002                      15139                         17844

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(2) 1-YEAR -1.45% 5-YEAR 2.75% SINCE INCEPTION 4.52%

1. The Fund changed its fiscal year end from 12/31 to 7/31.
2. See page 10 for further details.


   8 OPPENHEIMER MUNICIPAL BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Municipal Bond Fund (Class C)
     Lehman Brothers Municipal Bond Index

[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printing Graphic]

                          Value of Investment         Lehman Brothers
Date                           In Fund              Municipal Bond Index

08/29/1995                        10000                    10000
09/30/1995                        10097                    10063
12/31/1995                        10564                    10479
03/31/1996                        10450                    10353
06/30/1996                        10467                    10432
07/31/1996(1)                     10606                    10526
10/31/1996                        10842                    10791
01/31/1997                        11015                    10963
04/30/1997                        11061                    11008
07/31/1997                        11669                    11605
10/31/1997                        11723                    11708
01/31/1998                        12093                    12072
04/30/1998                        11984                    12032
07/31/1998                        12223                    12301
10/31/1998                        12495                    12647
01/31/1999                        12736                    12874
04/30/1999                        12725                    12868
07/31/1999                        12440                    12655
10/31/1999                        11953                    12423
01/31/2000                        11692                    12407
04/30/2000                        11988                    12750
07/31/2000                        12240                    13201
10/31/2000                        12439                    13480
01/31/2001                        12798                    14055
04/30/2001                        12664                    14072
07/31/2001                        13124                    14531
10/31/2001                        13230                    14896
01/31/2002                        13071                    14884
04/30/2002                        13231                    15057
07/31/2002                        13583                    15506


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(2) 1-YEAR 2.51% 5-YEAR 3.08% SINCE INCEPTION 4.52%

THE PERFORMANCE INFORMATION FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE GRAPHS BEGINS ON 12/31/92 FOR CLASS A SHARES, 3/31/93 FOR CLASS B SHARES AND 8/31/95 FOR CLASS C SHARES.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


   9 OPPENHEIMER MUNICIPAL BOND FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 10/27/76. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



10 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  JULY 31, 2002


                                                            RATINGS:
                                                         MOODY'S/S&P         PRINCIPAL        MARKET VALUE
                                                         (UNAUDITED)            AMOUNT          SEE NOTE 1
 =========================================================================================================
 MUNICIPAL BONDS AND NOTES--102.7%
 ---------------------------------------------------------------------------------------------------------
 ALASKA--2.9%
 AK HFC RB, Housing Development, Series C, MBIA
 Insured, 5.25%, 6/1/32(1)                                   Aaa/AAA       $10,000,000         $ 9,947,000
 ---------------------------------------------------------------------------------------------------------
 AK IDV & Export Authority Power RB, Snettisham
 Power, Prerefunded, Series 1, AMBAC Insured,
 5.50%, 1/1/16                                               Aaa/AAA            80,000              88,652
 ---------------------------------------------------------------------------------------------------------
 AK IDV & Export Authority Power RB, Snettisham
 Power, Prerefunded, Series 1, AMBAC Insured,
 5.50%, 1/1/17                                               Aaa/AAA            90,000              99,733
 ---------------------------------------------------------------------------------------------------------
 AK Northern Tobacco Securitization Corp. TS RB,
 Asset-Backed, 6.50%, 6/1/31                                   Aa3/A         5,000,000           5,149,200
 ---------------------------------------------------------------------------------------------------------
 Anchorage, AK Water RRB, AMBAC Insured,
 5.625%, 9/1/13                                              Aaa/AAA         1,000,000           1,104,610
 ---------------------------------------------------------------------------------------------------------
 Anchorage, AK Water RRB, AMBAC Insured, 6%, 9/1/19          Aaa/AAA         1,000,000           1,104,090
 ---------------------------------------------------------------------------------------------------------
 Anchorage, AK Water RRB, AMBAC Insured, 6%, 9/1/24          Aaa/AAA         1,500,000           1,627,530
                                                                                               -----------
                                                                                                19,120,815
 ---------------------------------------------------------------------------------------------------------
 ARIZONA--1.5%
 AZ Educational LMC RRB, Series B, 7%, 3/1/05                 Aa2/NR         1,090,000           1,104,148
 ---------------------------------------------------------------------------------------------------------
 Central AZ Irrigation & Drainage District GORB,
 Series A, 6%, 6/1/13                                          NR/NR         1,080,950           1,029,994
 ---------------------------------------------------------------------------------------------------------
 Peoria, AZ IDAU RRB, Sierra Winds Life, Series A,
 6.375%, 8/15/29                                               NR/NR         5,000,000           4,738,550
 ---------------------------------------------------------------------------------------------------------
 Scottsdale, AZ IDAU Hospital RB, Scottsdale
 Healthcare, 5.80%, 12/1/31                                  A3/BBB+         2,000,000           2,029,000
 ---------------------------------------------------------------------------------------------------------
 University of AZ COP, University Parking & Student
 Housing, AMBAC Insured, 5.75%, 6/1/19                       Aaa/AAA         1,000,000           1,079,780
                                                                                               -----------
                                                                                                 9,981,472
 ---------------------------------------------------------------------------------------------------------
 CALIFORNIA--7.3%
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 5.75%, 1/15/40                                            Baa3/BBB-         5,000,000           5,070,800
 ---------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RRB,
 Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32              Aaa/AAA         3,000,000           3,504,930
 ---------------------------------------------------------------------------------------------------------
 CA HFA RB, Inverse Floater, 11.567%, 2/1/25(1,2,3)            NR/NR           869,000             925,320
 ---------------------------------------------------------------------------------------------------------
 CA HFA RB, Series C, 6.65%, 8/1/14                          Aa2/AA-         5,000,000           5,217,550
 ---------------------------------------------------------------------------------------------------------
 CA SCDAU REVREF COP, Cedars-Sinai Medical Center,
 Inverse Floater, 8.968%, 11/1/15(2)                           A3/NR         1,500,000           1,577,205
 ---------------------------------------------------------------------------------------------------------
 CA SCDAU REVREF COP, Cedars-Sinai Medical Center,
 MBIA-IBC Insured, 6.50%, 8/1/12                             Aaa/AAA         1,000,000           1,176,580
 ---------------------------------------------------------------------------------------------------------
 Industry, CA UDA TXAL REF Bonds, Transportation
 District Project No. 3, 6.90%, 11/1/07                        NR/A-           500,000             509,870
 ---------------------------------------------------------------------------------------------------------
 Los Angeles, CA Regional AIC Lease RB, Series C,
 7.50%, 12/1/24                                               B1/BB-         2,000,000           1,863,080
 ---------------------------------------------------------------------------------------------------------
 Perris, CA SFM RB, Escrowed to Maturity, Series A,
 8.30%, 6/1/13                                               Aaa/AAA         7,000,000           9,508,310

11 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED


                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 CALIFORNIA Continued
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                              Aaa/AAA   $6,000,000    $ 7,936,740
----------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 6.368%, 7/1/224                                                      Aaa/AAA    3,000,000      3,472,140
----------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 9.816%, 6/1/19(2)                     Aaa/AAA    6,000,000      6,418,440
----------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB, Series G,
 MBIA Insured, 6.50%, 9/1/13                                          Aaa/AAA    1,000,000      1,206,650
                                                                                              ------------
                                                                                               48,387,615
----------------------------------------------------------------------------------------------------------
 COLORADO--2.0%
 CO HFA RRB, Single Family Program, Series B-2,
 7.10%, 4/1/17                                                         Aa2/AA    1,195,000      1,345,462
----------------------------------------------------------------------------------------------------------
 CO HFAU RRB, Unrefunded Balance, 6.625%, 2/1/22                    Baa2/BBB+    5,000,000      5,152,550
----------------------------------------------------------------------------------------------------------
 CO Housing FAU SFM RB, Sr. Lien, Series C-2,
 6.875%, 11/1/28                                                       Aa2/NR    1,090,000      1,125,970
----------------------------------------------------------------------------------------------------------
 CO Resource & Power DA Small Water Resource
 RB, Series A, FGIC Insured, 5.80%, 11/1/20                           Aaa/AAA    1,000,000      1,091,500
----------------------------------------------------------------------------------------------------------
 Denver, CO City & Cnty. Airport RB, 9.883%, 11/15/16(4,5)              NR/NR    1,500,000      1,807,140
----------------------------------------------------------------------------------------------------------
 Denver, CO City & Cnty. Airport RB, 9.883%, 11/15/18(4,5)              NR/NR    1,000,000      1,185,960
----------------------------------------------------------------------------------------------------------
 Douglas & Elbert Cntys., CO SDI No. RE-1 Improvement
 GOB, Series A, MBIA Insured, 8%, 12/15/09                            Aaa/AAA    1,000,000      1,292,760
                                                                                              ------------
                                                                                               13,001,342
----------------------------------------------------------------------------------------------------------
 CONNECTICUT--4.5%
 Mashantucket, CT Western Pequot Tribe Special RB,
 Prerefunded, Series A, 6.40%, 9/1/11(5)                              Aaa/AAA    7,435,000      8,761,255
----------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RB,
 Unrefunded Balance, Series A, 6.40%, 9/1/11(5)                      Baa2/BBB    7,565,000      8,124,508
----------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RRB,
 Sub. Lien, Series B, 5.75%, 9/1/279(5)                               Baa3/NR   11,900,000     11,908,211
----------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RRB,
 Subseries B, Zero Coupon, 6.11%, 9/1/16(5,6)                       Baa3/BBB-    2,000,000        865,120
                                                                                              ------------
                                                                                               29,659,094
----------------------------------------------------------------------------------------------------------
 DISTRICT OF COLUMBIA--0.5%
 DC GOUN, Escrowed to Maturity, Series A-1,
 MBIA Insured, 6%, 6/1/11                                             Aaa/AAA      100,000        116,903
----------------------------------------------------------------------------------------------------------
 DC GOUN, Unrefunded Balance, Series A-1,
 MBIA Insured, 6%, 6/1/11                                             Aaa/AAA    1,900,000      2,196,381
----------------------------------------------------------------------------------------------------------
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 5.25%, 8/15/12                               Aaa/AAA    1,000,000      1,081,890
                                                                                              ------------
                                                                                                3,395,174
----------------------------------------------------------------------------------------------------------
 FLORIDA--2.1%
 Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
 Services Project, 8%, 6/1/22                                           NR/NR    2,510,000      2,573,603



12 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED


                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 FLORIDA Continued
 FL BOE Capital Outlay GORB, 8.40%, 6/1/07                            Aa2/AA+  $   750,000    $   897,885
----------------------------------------------------------------------------------------------------------
 FL HFA MH RRB, Series C, 6%, 8/1/11                                   NR/AAA    1,000,000      1,077,010
----------------------------------------------------------------------------------------------------------
 Heritage Springs, FL CDD Capital Improvement RB,
 Series B, 6.25%, 5/1/05                                                NR/NR      475,000        477,822
----------------------------------------------------------------------------------------------------------
 Highlands Cnty., FL HFAU RB, Adventist/Sunbelt,
 Series A, 6%, 11/15/31                                               Baa1/A-    2,500,000      2,590,225
----------------------------------------------------------------------------------------------------------
 Lee Cnty., FL HFA SFM RB, Series A-2,
 6.85%, 3/1/29                                                         Aaa/NR    1,075,000      1,179,329
----------------------------------------------------------------------------------------------------------
 Renuion East CDD, FL SPAST Bonds, Series A,
 7.375%, 5/1/33(1)                                                      NR/NR    5,000,000      5,004,650
                                                                                              ------------
                                                                                               13,800,524
----------------------------------------------------------------------------------------------------------
 GEORGIA--3.8%
 GA MEAU RRB, Project One, Series X, MBIA Insured,
 6.50%, 1/1/12                                                        Aaa/AAA      500,000        590,285
----------------------------------------------------------------------------------------------------------
 GA MEAU SPO REF Bonds, Series Y, MBIA Insured,
 6.50%, 1/1/17                                                        Aaa/AAA   11,750,000     14,384,233
----------------------------------------------------------------------------------------------------------
 Rockdale Cnty., GA DAU SWD RB, Visy Paper, Inc.
 Project, 7.40%, 1/1/16                                                 NR/NR    4,070,000      4,129,056
----------------------------------------------------------------------------------------------------------
 Savannah, GA EDAU RB, College of Art & Design
 Project, 6.90%, 10/1/29                                              NR/BBB-    5,880,000      6,195,344
                                                                                              ------------
                                                                                               25,298,918
----------------------------------------------------------------------------------------------------------
 HAWAII--1.3%
 HI Airport System RB, 9.883%, 7/1/20(2,3)                              NR/NR    5,000,000      5,826,800
----------------------------------------------------------------------------------------------------------
 HI Airport System RRB, Series B, 6.625%, 7/1/18                      Aaa/AAA    1,500,000      1,704,150
----------------------------------------------------------------------------------------------------------
 HI Budget & Finance Department Special
 Purpose RRB, Hawaiian Electric Co., Inc., Series D,
 AMBAC Insured, 6.15%, 1/1/20                                         Aaa/AAA    1,000,000      1,081,700
                                                                                              ------------
                                                                                                8,612,650
----------------------------------------------------------------------------------------------------------
 ILLINOIS--4.6%
 Chicago, IL GOUN, Series A, FGIC Insured, 6.75%, 1/1/35              Aaa/AAA    2,000,000      2,443,300
----------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Chicago COP, FGIC Insured, 8.75%, 1/1/05                             Aaa/AAA      500,000        573,970
----------------------------------------------------------------------------------------------------------
 Cook Cnty., IL GOUN, FGIC Insured, 5.50%, 11/15/22                   Aaa/AAA    4,000,000      4,052,360
----------------------------------------------------------------------------------------------------------
 IL Development FAU RB, Citgo Pete Corp. Project,
 8%, 6/1/32                                                           Baa2/NR    6,500,000      6,845,540
----------------------------------------------------------------------------------------------------------
 IL Regional Transportation Authority RB, AMBAC
 Insured, 7.20%, 11/1/20                                              Aaa/AAA    7,500,000      9,689,625
----------------------------------------------------------------------------------------------------------
 McHenry & Kane Cntys., IL Community Construction
 SDI No. 158 GOUN, FGIC Insured, Zero Coupon,
 5.62%, 1/1/19(6)                                                     Aaa/AAA    4,000,000      1,713,840
----------------------------------------------------------------------------------------------------------
 McHenry & Kane Cntys., IL Community Construction
 SDI No. 158 GOUN, FGIC Insured, Zero Coupon,
 5.66%, 1/1/20(6)                                                     Aaa/AAA    2,500,000      1,000,125



13 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 ILLINOIS Continued
 Metropolitan Pier & Exposition Authority RB, IL
 Hospitality Facilities, McCormick Plaza Convention
 Center, Escrowed to Maturity, 7%, 7/1/26                             Aaa/AAA  $ 3,000,000    $ 3,848,940
                                                                                              ------------
                                                                                               30,167,700
----------------------------------------------------------------------------------------------------------
 INDIANA--3.0%
 Evansville Vanderburgh, IN RB, PubLeasing Corp.,
 MBIA Insured, 5.125%, 1/15/24                                        Aaa/AAA    1,000,000      1,001,460
----------------------------------------------------------------------------------------------------------
 Indianapolis, IN AA RB, SPF Federal Express Corp.
 Project, 7.10%, 1/15/17                                             Baa2/BBB   15,500,000     16,572,290
----------------------------------------------------------------------------------------------------------
 Merrillville, IN Multi School Building Corp. RRB, First
 Meeting, MBIA Insured, 5%, 1/5/21                                    Aaa/AAA    2,000,000      2,014,360
                                                                                              ------------
                                                                                               19,588,110
----------------------------------------------------------------------------------------------------------
 KANSAS--0.2%
 KS Development FAU RRB, State Projects, 5.50%, 3/1/16                Aaa/AAA    1,185,000      1,290,998
----------------------------------------------------------------------------------------------------------
 KENTUCKY--0.6%
 Kenton Cnty., KY AB RB, SPF Delta Airlines, Inc.
 Project-A, 6.125%, 2/1/22                                             Ba3/BB    2,290,000      1,955,523
----------------------------------------------------------------------------------------------------------
 Kenton Cnty., KY AB RB, SPF Delta Airlines, Inc.
 Project-A, 7.50%, 2/1/20                                              Ba3/BB    2,200,000      2,103,310
                                                                                              ------------
                                                                                                4,058,833
----------------------------------------------------------------------------------------------------------
 LOUISIANA--3.6%
 Lake Charles, LA Harbor & Terminal Port Facilities RRB,
 Trunkline Louisiana National Guard Co. Project,
 7.75%, 8/15/22                                                         A3/NR    5,000,000      5,176,000
----------------------------------------------------------------------------------------------------------
 New Orleans, LA Home Mtg. Authority SPO REF Bonds,
 Escrowed to Maturity, 6.25%, 1/15/11                                  Aaa/NR    9,500,000     11,076,810
----------------------------------------------------------------------------------------------------------
 TS Financing Corp., LA RB, Asset-Backed, Series 2001B,
 5.875%, 5/15/39                                                         A1/A    8,000,000      7,256,720
                                                                                              ------------
                                                                                               23,509,530
----------------------------------------------------------------------------------------------------------
 MARYLAND--0.2%
 MD ED Corp. Student Housing RB, Sr. Lien, Morgan
 State University Project, Series A, 6%, 7/1/22                       Baa3/NR    1,535,000      1,530,487
----------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--3.7%
 MA Health & Educational FA RB, Mt. Auburn Hospital
 Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14                      Aaa/AAA    1,000,000      1,094,250
----------------------------------------------------------------------------------------------------------
 MA HFA RB, Series A, AMBAC Insured, 6.60%, 7/1/14                    Aaa/AAA    1,750,000      1,834,945
----------------------------------------------------------------------------------------------------------
 MA TUAU Metropolitan Highway System RRB, Sr. Lien,
 Series A, MBIA Insured, 5%, 1/1/37                                   Aaa/AAA    7,000,000      6,803,790
----------------------------------------------------------------------------------------------------------
 MA Water Resource Authority RB, Series A, 6.50%,
 7/15/19                                                               Aa3/AA   12,225,000     14,946,896
                                                                                              ------------
                                                                                               24,679,881
----------------------------------------------------------------------------------------------------------
 MICHIGAN--4.9%
 Anchor Bay, MI SDI REF GOUN, 5%, 5/1/30                              Aaa/AAA    3,000,000      2,957,670
----------------------------------------------------------------------------------------------------------
 Detroit, MI GOB, Series B, MBIA Insured, 6%, 4/1/17                  Aaa/AAA    3,035,000      3,417,106

14 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 MICHIGAN Continued
 Detroit, MI Sewage Disposal RB, Prerefunded,
 FGIC Insured, Inverse Floater, 9.798%, 7/1/23(2)                     Aaa/AAA  $10,100,000    $11,281,498
----------------------------------------------------------------------------------------------------------
 Detroit, MI Sewage Disposal RRB, Unrefunded Balance,
 FGIC Insured, Inverse Floater, 9.798%, 7/1/23(2)                     Aaa/AAA    3,100,000      3,455,136
----------------------------------------------------------------------------------------------------------
 Detroit, MI Water Supply System RB, Unrefunded
 Balance, FGIC Insured, Inverse Floater, 11.148%, 7/1/22(2)           Aaa/AAA    1,500,000      1,568,865
 ----------------------------------------------------------------------------------------------------------
 Howell, MI Public Schools GOUN, Prerefunded,
 MBIA Insured, 5.875%, 5/1/19                                         Aaa/AAA    1,850,000      2,125,780
----------------------------------------------------------------------------------------------------------
 MI Hospital FAU RRB, FSA Insured, Inverse Floater,
 11.049%, 2/15/22(2)                                                  Aaa/AAA    5,000,000      5,232,250
----------------------------------------------------------------------------------------------------------
 Wayne Cnty., MI SPF Airport RRB, Northwest Airlines,
 Inc., Series 1995, 6.75%, 12/1/15                                      NR/NR    3,000,000      2,639,700
                                                                                              ------------
                                                                                               32,678,005
----------------------------------------------------------------------------------------------------------
 MINNESOTA--0.4%
 Minneapolis/St. Paul, MN Metro Airports Commission
 RB, SPF Northwest Airlines, Series B, 6.50%, 4/1/25                    NR/NR    1,000,000        951,870
----------------------------------------------------------------------------------------------------------
 Minneapolis/St. Paul, MN Metro Airports Commission
 SPF RB, Northwest Airlines, Series C, FGIC Insured,
 5.125%, 1/1/20                                                       Aaa/AAA    2,000,000      2,043,940
                                                                                              ------------
                                                                                                2,995,810
----------------------------------------------------------------------------------------------------------
 MISSOURI--0.5%
 MO Development Finance Board Infrastructure
 Facilities RRB, Midtown Redevelopment Project,
 Series A, MBIA Insured, 5.75%, 4/1/22                                Aaa/AAA    1,000,000      1,069,860
----------------------------------------------------------------------------------------------------------
 St. Louis, MO IDAU RB, St. Louis Convention Center,
 Sr. Lien, Series A, 6.875%, 12/15/20                                 Baa3/NR    2,500,000      2,501,925
                                                                                              ------------
                                                                                                3,571,785
----------------------------------------------------------------------------------------------------------
 NEVADA--0.9%
 Clark Cnty., NV Passenger Facility Charge RB, Las Vegas
 McCarran International Airport Project, Series B,
 MBIA Insured, 6.50%, 7/1/12                                          Aaa/AAA    2,000,000      2,046,920
----------------------------------------------------------------------------------------------------------
 Washoe Cnty., NV SDI GOLB, FSA Insured, 5.875%,
 6/1/20                                                               Aaa/AAA    3,175,000      3,679,984
                                                                                              ------------
                                                                                                5,726,904
----------------------------------------------------------------------------------------------------------
 NEW HAMPSHIRE--0.1%
 NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19                        Aa2/NR      395,000        407,913
----------------------------------------------------------------------------------------------------------
 NH Turnpike System RRB, Series A, FGIC Insured,
 6.75%, 11/1/11                                                       Aaa/AAA      500,000        583,010
                                                                                              ------------
                                                                                                  990,923
----------------------------------------------------------------------------------------------------------
 NEW JERSEY--4.5%
 NJ EDAU SPF RB, Continental Airlines, Inc. Project,
 6.25%, 9/15/19                                                         B3/B+    2,380,000      1,966,189
----------------------------------------------------------------------------------------------------------
 NJ EDAU SPF RB, Continental Airlines, Inc. Project,
 6.25%, 9/15/29                                                         B3/B+    3,000,000      2,366,910

15 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 NEW JERSEY Continued
 NJ Transportation COP, Series 15, AMBAC Insured,
 8.85%, 9/15/15(4)                                                     NR/AAA  $ 3,250,000    $ 4,371,120
----------------------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, 6.50%, 1/1/16                                   A3/A-   16,150,000     19,585,913
----------------------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16                   Aaa/AAA    1,100,000      1,351,702
                                                                                              ------------
                                                                                               29,641,834
----------------------------------------------------------------------------------------------------------
 NEW YORK--5.2%
 MTA NYC RRB, Series A, FSA Insured, 5%, 11/15/30                     Aaa/AAA    1,000,000        987,250
----------------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 9.864%, 8/27/15(2)                            A2/A    3,050,000      3,271,430
----------------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, JFK International Airport Project,
 Series B, 8.50%, 8/1/28(1)                                            B1/BB-   18,000,000     17,153,100
----------------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, 5.50%, 6/15/33                                     Aa2/AA    3,850,000      3,996,107
----------------------------------------------------------------------------------------------------------
 NYS DA RB, SUEFS, FGIC Insured, 5.25%, 5/15/18                       Aaa/AAA    1,000,000      1,054,810
----------------------------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06                              A3/A    4,000,000      4,447,920
----------------------------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08                               A3/A    2,000,000      2,186,800
----------------------------------------------------------------------------------------------------------
 NYS Tollway Authority Highway & Bridge Trust Fund RB,
 Series A, FSA Insured, 6%, 4/1/16                                    Aaa/AAA    1,000,000      1,177,030
                                                                                              ------------
                                                                                               34,274,447
----------------------------------------------------------------------------------------------------------
 OHIO--2.2%
 Cleveland, OH PPS RB, First Mtg., Prerefunded, Series A,
 MBIA Insured, 7%, 11/15/16                                           Aaa/AAA    1,100,000      1,250,062
----------------------------------------------------------------------------------------------------------
 Cleveland, OH PPS RB, First Mtg., Unrefunded Balance,
 Series A, MBIA Insured, 7%, 11/15/16                                 Aaa/AAA      900,000      1,022,778
----------------------------------------------------------------------------------------------------------
 Mahoning Valley, OH Sanitary Distilled Water RRB,
 FSA Insured, 5.75%, 11/15/16                                         Aaa/AAA    1,450,000      1,598,074
 ----------------------------------------------------------------------------------------------------------
 Montgomery Cnty., OH HCF RRB, Series B, 6.25%, 2/1/22                  NR/NR    2,500,000      1,856,925
 ----------------------------------------------------------------------------------------------------------
 OH Air Quality DAU RRB, Pollution Control-A, 6.10%, 8/1/20          Baa2/BBB    6,500,000      6,510,985
----------------------------------------------------------------------------------------------------------
 OH SW RB, Republic Engineered Steels, Inc., 9%, 6/1/21(3,7,8)          NR/NR    7,800,000         92,040
----------------------------------------------------------------------------------------------------------
 Streetsboro, OH SDI GOB, AMBAC Insured,
 7.125%, 12/1/10                                                      Aaa/AAA      500,000        593,500
----------------------------------------------------------------------------------------------------------
 Summit Cnty., OH GOLB, FGIC Insured, 6.25%, 12/1/21                  Aaa/AAA    1,270,000      1,518,285
                                                                                              ------------
                                                                                               14,442,649
----------------------------------------------------------------------------------------------------------
 OKLAHOMA--0.8%
 OK IDAU RB, Health Systems Baptist Medical Center,
 Escrowed to Maturity, Series C, AMBAC Insured,
 7%, 8/15/05                                                          Aaa/AAA    2,000,000      2,281,820
----------------------------------------------------------------------------------------------------------
 Tulsa, OK Municipal Airport Trust RRB, American
 Airlines, Inc. Project, 6.25%, 6/1/20                                 B1/BB-    3,260,000      2,736,835
                                                                                              ------------
                                                                                                5,018,655
----------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--10.9%
 Allegheny Cnty., PA HDAU RB, Health System, Series B,
 9.25%, 11/15/30                                                        B1/B+   24,000,000     25,855,920
----------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RRB, Villa St. Joseph HCF,
 6%, 8/15/28                                                            NR/NR    2,000,000      1,698,820

16 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 PENNSYLVANIA Continued
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 10.94%, 11/10/20(2,3)                               Aaa/AAA  $ 1,000,000    $ 1,071,250
----------------------------------------------------------------------------------------------------------
 Chester Cnty., PA Education & HFAU Sr. Living RB,
 Jenners Pond, Inc. Project, 7.75%, 7/1/34(1)                           NR/NR    1,500,000      1,496,670
----------------------------------------------------------------------------------------------------------
 PA Convention Center RRB, Series A, MBIA-IBC Insured,
 6.75%, 9/1/19                                                        Aaa/AAA    1,150,000      1,278,052
----------------------------------------------------------------------------------------------------------
 PA EDFAU Facilities RB, National Gypsum Co., Series B,
 6.125%, 11/2/27                                                        NR/NR    4,000,000      3,244,360
----------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, AMBAC Insured, Inverse
 Floater, 10.723%, 3/1/22(2,3)                                        Aaa/AAA   18,750,000     19,546,875
----------------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RRB, FGIC Insured,
 5.375%, 6/15/12                                                      Aaa/AAA    3,130,000      3,350,728
----------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RB, Temple
 University Childrens Medical-A, 5.625%, 6/15/19                     Baa2/BBB    1,200,000      1,138,188
----------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB, The Philadelphia
 Protestant Home Project, Series A, 6.50%, 7/1/27                       NR/NR    3,380,000      3,092,970
----------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU HCF RRB, Baptist Home of
 Philadelphia, Series A, 5.50%, 11/15/18                                NR/NR    1,670,000      1,443,197
----------------------------------------------------------------------------------------------------------
 Philadelphia, PA Regional POAU Lease RRB,
 MBIA Insured, Inverse Floater, 10.74%, 9/1/20(2)                     Aaa/AAA    1,900,000      2,024,089
----------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
 Resources, Inc., 6.50%, 1/1/10                                         NR/NR    6,955,000      7,180,551
                                                                                              ------------
                                                                                               72,421,670
----------------------------------------------------------------------------------------------------------
 RHODE ISLAND--2.4%
 RI TS Financing Corp. RB, Asset-Backed, Series A,
 6.25%, 6/1/42                                                           A1/A   16,475,000     15,610,063
----------------------------------------------------------------------------------------------------------
 SOUTH CAROLINA--2.1%
 Greenville Cnty., SC SDI Installment Purpose RRB,
 Building Equity Sooner Tomorrow, 5.875%, 12/1/19                      A1/AA-    4,000,000      4,328,760
----------------------------------------------------------------------------------------------------------
 Piedmont, SC MPA RRB, Escrowed to Maturity, Series A,
 FGIC Insured, 6.50%, 1/1/16                                          Aaa/AAA      285,000        351,203
----------------------------------------------------------------------------------------------------------
 Piedmont, SC MPA RRB, Unrefunded Balance, Series A,
 FGIC Insured, 6.50%, 1/1/16                                          Aaa/AAA    1,715,000      2,066,266
----------------------------------------------------------------------------------------------------------
 SC Transportation Infrastructure Bank RB, Series A,
 AMBAC Insured, 5.50%, 10/1/19                                         Aaa/NR    4,940,000      5,305,461
----------------------------------------------------------------------------------------------------------
 SC TS Management Authority RB, Series B, 6.375%,
 5/15/28                                                                 A1/A    2,000,000      1,999,760
                                                                                              ------------
                                                                                               14,051,450
----------------------------------------------------------------------------------------------------------
 TEXAS--17.3%
 AAAU TX SPF RB, American Airlines, Inc. Project,
 7%, 12/1/11                                                           B1/BB-    3,000,000      2,631,120
----------------------------------------------------------------------------------------------------------
 Bexar Cnty., TX HFDC RRB, Army Retirement Residence
 Project, 6.30%, 7/1/32                                               NR/BBB-    1,000,000        997,130
----------------------------------------------------------------------------------------------------------
 Cedar Hill, TX ISD GOUN, Zero Coupon, 6.10%, 8/15/11(6)               Aaa/NR    1,585,000      1,038,207

17 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 TEXAS Continued
 Cypress-Fairbanks, TX ISD GORB, Series A, Zero Coupon,
 5.85%, 2/15/15(6)                                                    Aaa/AAA  $15,000,000    $ 8,285,550
----------------------------------------------------------------------------------------------------------
 Cypress-Fairbanks, TX ISD GORB, Series A, Zero Coupon,
 5.89%, 2/15/14(6)                                                    Aaa/AAA   15,710,000      9,232,767
----------------------------------------------------------------------------------------------------------
 Cypress-Fairbanks, TX ISD GORB, Series A, Zero Coupon,
 5.91%, 2/15/16(6)                                                    Aaa/AAA   16,240,000      8,432,295
----------------------------------------------------------------------------------------------------------
 Dallas-Fort Worth, TX International Airport Facilities
 Improvement Corp. RB, American Airlines, Inc.,
 7.25%, 11/1/30                                                        B1/BB-    4,000,000      3,162,280
----------------------------------------------------------------------------------------------------------
 Dallas-Fort Worth, TX International Airport Facilities
 Improvement Corp. RRB, American Airlines, Series B,
 6.05%, 5/1/29                                                         B1/BB-    3,500,000      3,189,270
----------------------------------------------------------------------------------------------------------
 Dallas/Fort Worth, TX International Airport RRB,
 Series A, FGIC Insured, 5.50%, 11/31/01                              Aaa/AAA    2,000,000      2,039,760
----------------------------------------------------------------------------------------------------------
 Harris Cnty., TX GORB, Toll Road, Sub. Lien, Prerefunded,
 6.50%, 8/15/15                                                       Aa1/AAA      215,000        219,730
----------------------------------------------------------------------------------------------------------
 Harris Cnty., TX GORB, Toll Road, Sub. Lien, Unrefunded
 Balance, 6.50%, 8/15/15                                              Aa1/AA+      785,000        803,620
----------------------------------------------------------------------------------------------------------
 Hays, TX ISD GOUN, Zero Coupon, 6.03%, 8/15/20(6)                    Aaa/AAA    5,370,000      1,955,539
----------------------------------------------------------------------------------------------------------
 Houston, TX Airport System RB, SPF Continental Airlines,
 Inc., Series E, 6.75%, 7/1/29                                          B3/B+    7,020,000      5,778,232
----------------------------------------------------------------------------------------------------------
 Houston, TX Airport System RRB, Sub. Lien, Series B,
 FSA Insured, 5.50%, 7/1/30                                           Aaa/AAA    5,000,000     5,146,750
----------------------------------------------------------------------------------------------------------
 Houston, TX WSS RB, Prior Lien, Unrefunded Balance,
 Series B, 6.40%, 12/1/09                                               A2/A+      995,000      1,030,402
----------------------------------------------------------------------------------------------------------
 Houston, TX WSS RRB, Jr. Lien, Series B, FGIC Insured,
 5.25%, 12/1/23                                                       Aaa/AAA    4,000,000      4,044,080
----------------------------------------------------------------------------------------------------------
 Lower Colorado River Authority, TX RRB, Series A,
 5.875%, 5/15/17                                                      Aaa/AAA    1,625,000      1,787,874
----------------------------------------------------------------------------------------------------------
 Lower Neches Valley, TX IDAU Corp. Sewer Facilities RB,
 Mobil Oil Refining Corp. Project, 6.40%, 3/1/30                      Aaa/AAA    1,000,000      1,050,220
----------------------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Series A, 7.25%, 11/15/19                    NR/NR    2,000,000      2,001,020
----------------------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Series A, 7.50%, 11/15/29                    NR/NR    3,000,000      3,021,390
----------------------------------------------------------------------------------------------------------
 Retama, TX Development Corp. SPF RRB, Retama
 Racetrack, Escrowed to Maturity, Series A, 10%, 12/15/19             Aaa/AAA    1,680,000      2,755,586
----------------------------------------------------------------------------------------------------------
 Rio Grande Valley, TX HFDC Retirement Facilities RB,
 Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12                  Aaa/AAA    2,000,000      2,047,860
----------------------------------------------------------------------------------------------------------
 TX MPA RRB, Escrowed to Maturity, Zero Coupon,
 5.81%, 9/1/15(6)                                                     Aaa/AAA      110,000         59,748
----------------------------------------------------------------------------------------------------------
 TX MPA RRB, MBIA Insured, Zero Coupon,
 5.93%, 9/1/14(6)                                                     Aaa/AAA   17,500,000     10,029,950
----------------------------------------------------------------------------------------------------------
 TX MPA RRB, MBIA Insured, Zero Coupon,
 5.98%, 9/1/13(6)                                                     Aaa/AAA    6,900,000      4,199,823
----------------------------------------------------------------------------------------------------------
 TX MPA RRB, MBIA Insured, Zero Coupon,
 5.98%, 9/1/16(6)                                                     Aaa/AAA   39,990,000     20,223,743

18 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                     RATINGS:
                                                                  MOODY'S/S&P    PRINCIPAL   MARKET VALUE
                                                                   (UNAUDITED)      AMOUNT     SEE NOTE 1
==========================================================================================================
 TEXAS Continued
 TX MPA RRB, Unrefunded Balance, Zero Coupon,
 5.85%, 9/1/15(6)                                                     Aaa/AAA  $ 9,890,000   $  5,323,985
----------------------------------------------------------------------------------------------------------
 TX United Independent SDI GOUN, 5.125%, 8/15/26                      Aaa/AAA    4,295,000      4,283,704
                                                                                              ------------
                                                                                              114,771,635
----------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--0.3%
 PR Municipal FAU GOB, Inverse Floater, 9.682%, 8/1/15(2,3)             NR/NR    1,500,000      1,919,565
----------------------------------------------------------------------------------------------------------
 VIRGINIA--0.7%
 Pocahontas Parkway Assn., VA Toll Road RB, First Tier,
 Sub. Lien, Series C, Zero Coupon, 5.75%, 8/15/07(6)                   Ba1/NR    2,800,000      1,689,604
----------------------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB, First Tier,
 Sub. Lien, Series C, Zero Coupon, 5.80%, 8/15/08(6)                   Ba1/NR    3,000,000      1,637,610
----------------------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB, First Tier,
 Sub. Lien, Series C, Zero Coupon, 5.85%, 8/15/09(6)                   Ba1/NR    3,100,000      1,530,780
                                                                                              ------------
                                                                                                4,857,994
----------------------------------------------------------------------------------------------------------
 WASHINGTON--6.4%
 Clark Cnty., WA Public Utility District No. 001
 Generating System RRB, FSA Insured, 5.125%, 1/1/20                   Aaa/AAA    2,730,000      2,776,738
----------------------------------------------------------------------------------------------------------
 King Cnty., WA Sewer RRB, Series B, FSA Insured,
 5.125%, 1/1/24(1)                                                    Aaa/AAA   10,000,000      9,995,100
----------------------------------------------------------------------------------------------------------
 Mason Cnty., WA SDI No. 309 Shelton GOUN,
 FGIC Insured, 5.125%, 12/1/20                                         Aaa/NR    1,750,000      1,785,140
----------------------------------------------------------------------------------------------------------
 WA GOUN, Series S-5, FGIC Insured, Zero Coupon,
 5.34%, 1/1/18(6)                                                     Aaa/AAA    8,000,000      3,674,960
----------------------------------------------------------------------------------------------------------
 WA GOUN, Series S-5, FGIC Insured, Zero Coupon,
 5.40%, 1/1/19(6)                                                     Aaa/AAA    7,930,000      3,403,159
----------------------------------------------------------------------------------------------------------
 WA PP Supply System RRB, Nuclear Project No. 1,
 5.40%, 7/1/12                                                        Aa1/AA-   20,000,000     20,575,400
                                                                                              ------------
                                                                                               42,210,497
----------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.6%
 WV Parkways ED & Tourism Authority RB, RIBS,
 Prerefunded, FGIC Insured, Inverse Floater, 9.958%,
 5/16/19(2,3)                                                         Aaa/AAA    1,270,000      1,403,426
----------------------------------------------------------------------------------------------------------
 WV Parkways ED & Tourism Authority RB, RIBS,
 Unrefunded Balance, FGIC Insured, 9.958%, 5/16/19(3,4)               Aaa/AAA    2,330,000      2,504,750
                                                                                              ------------
                                                                                                3,908,176
----------------------------------------------------------------------------------------------------------
 WISCONSIN--0.7%
 Badger, WI Tobacco Asset Securitization Corp. RB,
 Asset-Backed, 6.125%, 6/1/27                                            A1/A    3,000,000      2,950,830
----------------------------------------------------------------------------------------------------------
 WI Health & Educational FA RB, Aurora Medical Group,
 Inc. Project, FSA Insured, 6%, 11/15/11                              Aaa/AAA    1,370,000      1,592,872
                                                                                              ------------
                                                                                                4,543,702






19 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                             MARKET VALUE
                                                                                               SEE NOTE 1
----------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $646,432,524)                                 102.7%      $679,718,907
----------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                            (2.7)       (18,051,781)
                                                                               ---------------------------
 NET ASSETS                                                                      100.0%      $661,667,126
                                                                               ===========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listing of securities, abbreviations are used per the table below:

AA       Airport Authority
AAAU     Alliance Airport Authority, Inc.
AB       Airport Board
BOE      Board of Education
CDD      Community Development District
COP      Certificates of Participation
DA       Dormitory Authority
DAU      Development Authority
ED       Economic Development
EDAU     Economic Development Authority
EDFAU    Economic Development Finance Authority
FA       Facilities Authority
FAU      Finance Authority
GOB      General Obligation Bonds
GOLB     General Obligation Ltd. Bonds
GORB     General Obligation Refunding Bonds
GOUN     General Obligation Unlimited Nts.
HCF      Health Care Facilities
HDAU     Hospital Development Authority
HEAA     Higher Education Assistance Agency
HEFAU    Higher Educational Facilities Authority
HF       Health Facilities
HFA      Housing Finance Agency/Authority
HFAU     Health Facilities Authority
HFC      Housing Finance Corp.
HFDC     Health Facilities Development Corp.
IDA      Industrial Development Agency
IDAU     Industrial Development Authority
IDV      Industrial Development
ISD      Independent School District
LMC      Loan Marketing Corp.
MEAU     Municipal Electric Authority
MH       Multifamily Housing
MPA      Municipal Power Agency
MUD      Municipal Utility District
MWFAU    Municipal Water Finance Authority
PC       Pollution Control
POAU     Port Authority
PP       Public Power
PPS      Public Power System
RB       Revenue Bonds
REF      Refunding
REVREF   Revenue Refunding
RIBS     Residual Interest Bonds
RRB      Revenue Refunding Bonds
SCDAU    Statewide Communities Development Authority
SDI      School District
SFM      Single Family Mtg.
SPAST    Special Assessment
SPF      Special Facilities
SPO      Special Obligations
SUEFS    State University Educational Facilities System
SW       Solid Waste
SWD      Solid Waste Disposal
TS       Tobacco Settlement
TUAU     Turnpike Authority
TXAL     Tax Allocation
UDA      Urban Development Agency
WSS      Water & Sewer System


1. When-issued security to be delivered and settled after July 31, 2002.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,652,194 or 4.93% of the Fund's net assets as of July 31, 2002.
6. Zero coupon bond reflects effective yield on the date of purchase.
7. Issuer is in default.
8. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



20 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 2002

==============================================================================================
 ASSETS
 Investments, at value (cost $646,432,524)--see accompanying statement         $  679,718,907
----------------------------------------------------------------------------------------------
 Cash                                                                               8,026,959
----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $735,000 sold on a when-issued basis)                 15,613,491
 Interest                                                                           6,984,059
 Shares of beneficial interest sold                                                 2,369,289
 Other                                                                                  5,902
                                                                               ---------------
 Total assets                                                                     712,718,607

==============================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments purchased (including $43,617,805 purchased on a when-issued
 basis)                                                                            45,107,773
 Shares of beneficial interest redeemed                                             3,675,804
 Dividends                                                                          1,827,207
 Distribution and service plan fees                                                   130,645
 Trustees' compensation                                                               129,026
 Transfer and shareholder servicing agent fees                                         72,551
 Shareholder reports                                                                   66,889
 Other                                                                                 41,586
                                                                               ---------------
 Total liabilities                                                                 51,051,481

==============================================================================================
 NET ASSETS                                                                      $661,667,126
                                                                               ===============

==============================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                               $  659,470,069
----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                               (912,189)
----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                         (30,177,137)
----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        33,286,383
                                                                               ---------------
 NET ASSETS                                                                      $661,667,126
                                                                               ===============

==============================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $568,934,803 and 60,019,535 shares of beneficial interest outstanding)                 $9.48
 Maximum offering price per share (net asset value plus sales charge of 4.75%
 of offering price)                                                                     $9.95
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,241,391
 and 7,643,218 shares of beneficial interest outstanding)                               $9.45
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,490,932
 and 2,168,211 shares of beneficial interest outstanding)                               $9.45


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



21 OPPENHEIMER MUNICIPAL BOND FUND




STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002

==============================================================================================
 INVESTMENT INCOME

 Interest                                                                         $40,937,319
==============================================================================================
 EXPENSES

 Management fees                                                                    3,471,570
----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                            1,306,220
 Class B                                                                              735,837
 Class C                                                                              177,661
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                        568,876
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                  166,174
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           77,981
----------------------------------------------------------------------------------------------
 Other                                                                                  4,053
                                                                                  ------------
 Total expenses                                                                     6,508,372
 Less reduction to custodian expenses                                                 (13,040)
 Less voluntary waiver of expenses                                                   (188,939)
                                                                                  ------------
 Net expenses                                                                        6,306,393

==============================================================================================
 NET INVESTMENT INCOME                                                             34,630,926
==============================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized loss on:
 Investments                                                                       (5,202,640)
 Closing of futures contracts                                                      (2,972,987)
                                                                                  ------------
 Net realized loss                                                                 (8,175,627)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                 517,270
                                                                                 ------------
 Net realized and unrealized loss                                                  (7,658,357)

==============================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $26,972,569
                                                                                 ============



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





22 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED JULY 31,                                                          2002           2001
==================================================================================================
 OPERATIONS

 Net investment income                                                 $34,630,926    $32,240,888
--------------------------------------------------------------------------------------------------
 Net realized loss                                                      (8,175,627)   (17,579,250)
--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                     517,270     39,353,436
                                                                      ----------------------------
 Net increase in net assets resulting from operations                   26,972,569     54,015,074

==================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                               (29,884,001)   (28,787,828)
 Class B                                                                (3,307,464)    (3,048,431)
 Class C                                                                  (798,418)      (675,129)

==================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                (9,406,413)    83,428,384
 Class B                                                                (3,773,660)    17,423,990
 Class C                                                                 3,525,693      4,454,324

==================================================================================================
 NET ASSETS
 Total increase (decrease)                                             (16,671,694)   126,810,384
--------------------------------------------------------------------------------------------------
 Beginning of period                                                   678,338,820    551,528,436
                                                                      ----------------------------
 End of period [including overdistributed net investment
 income of $912,189 and $1,553,232, respectively]                     $661,667,126   $678,338,820
                                                                      ============================
 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



23 OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

 CLASS A   YEAR ENDED JULY 31,                                     2002      2001      2000      1999      1998
===================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                             $9.57     $9.35    $10.02    $10.27    $10.24
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .50       .52       .52       .52       .51
 Net realized and unrealized gain (loss)                           (.10)      .22      (.61)     (.25)      .04
                                                                  -------------------------------------------------
 Total from investment operations                                   .40       .74      (.09)      .27       .55
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.49)     (.52)     (.52)     (.52)     (.52)
 Distributions from net realized gain                                --        --      (.06)       --        --
                                                                  -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   (.49)     (.52)     (.58)     (.52)     (.52)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $9.48     $9.57    $ 9.35    $10.02    $10.27
                                                                  =================================================
===================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                               4.39%     8.03%    (0.85)%    2.57%     5.55%

===================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $568,935  $584,325  $482,152  $568,673  $579,570
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $568,951  $531,286  $515,007  $587,197  $581,630
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                             5.35%     5.38%     5.54%     5.00%     5.00%
 Expenses                                                          0.88%     0.85%     0.90%     0.87%     0.87%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                            0.85%     0.85%     0.90%     0.87%     0.87%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             31%       20%       14%       18%       21%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



24 OPPENHEIMER MUNICIPAL BOND FUND


 CLASS B   YEAR ENDED JULY 31,                                     2002      2001      2000      1999      1998
===================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                             $9.55     $9.33    $10.00    $10.25    $10.22
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .43       .45       .43       .44       .43
 Net realized and unrealized gain (loss)                           (.11)      .21      (.60)     (.25)      .04
                                                                ---------------------------------------------------
 Total from investment operations                                   .32       .66      (.17)      .19       .47
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.42)     (.44)     (.44)     (.44)     (.44)
 Distributions from net realized gain                                --        --      (.06)       --        --
                                                                ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   (.42)     (.44)     (.50)     (.44)     (.44)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $9.45     $9.55     $9.33    $10.00    $10.25
                                                                ===================================================


===================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                               3.50%     7.23%   (1.62)%     1.78%     4.75%

===================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                       $72,241   $76,880   $57,204   $90,022   $91,677
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $73,571   $65,563   $70,072   $96,352   $88,531
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                             4.58%     4.60%     4.75%     4.22%     4.21%
 Expenses                                                          1.65%     1.62%     1.67%     1.65%     1.65%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                            1.62%     1.62%     1.67%     1.65%     1.65%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             31%       20%       14%       18%       21%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



25 OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS  CONTINUED


 CLASS C   YEAR ENDED JULY 31,                                     2002      2001      2000      1999      1998
===================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                             $9.55     $9.33    $10.00    $10.25    $10.22
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .43       .44       .44       .44       .43
 Net realized and unrealized gain (loss)                           (.11)      .22      (.61)     (.25)      .04
                                                                ---------------------------------------------------
 Total from investment operations                                   .32       .66      (.17)      .19       .47
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.42)     (.44)     (.44)     (.44)     (.44)
 Distributions from net realized gain                                --        --      (.06)       --        --
                                                                ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   (.42)     (.44)     (.50)     (.44)     (.44)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $9.45     $9.55     $9.33    $10.00    $10.25
                                                                ===================================================

===================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                               3.50%     7.23%    (1.62)%    1.78%     4.75%

===================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                       $20,491   $17,134   $12,173   $18,621   $12,857
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $17,776   $14,506   $14,497   $16,868   $10,655
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
 Net investment income                                             4.57%     4.60%     4.76%     4.22%     4.30%
 Expenses                                                          1.65%     1.62%     1.67%     1.65%     1.64%(3)
 Expenses, net of voluntary waiver of expenses
 and/or reduction to custodian expenses                            1.62%     1.62%     1.67%     1.65%     1.64%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             31%       20%       14%       18%       21%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



26 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into when-issued purchase commitments of $43,617,805 and when-issued sale commitments of $735,000.



27 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2002, securities with an aggregate market value of $92,040, representing less than 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $65,522,149 as of July 31, 2002. Including the effect of leverage, inverse floaters represent 9.19% of the Fund's total assets as of July 31, 2002.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.




28 OPPENHEIMER MUNICIPAL BOND FUND

   As of July 31, 2002, the Fund had approximately $5,915,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              EXPIRING
                              -----------------------
                              2008(1)      $3,000,399
                              2009(2)      12,394,299
                              2010         17,536,777
                              -----------------------
                              Total      $32,931,475
                              =======================

1. This capital loss carryforward was acquired in 2001 in connection with the Oppenheimer Insured Municipal Fund merger.
2. $95,836 was acquired in 2001 in connection with the Oppenheimer Insured Municipal Fund merger and $5,632,186 was acquired in 2002 in connection with the Oppenheimer Insured Municipal Fund merger. These amounts are no longer subject to limitation under IRC Sections 382 or 384.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $14,787 and payments of $11,904 were made to retired trustees, resulting in an accumulated liability of $126,454 as of July 31, 2002.
  The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.







29 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:
                                           YEAR ENDED        YEAR ENDED
                                        JULY 31, 2002     JULY 31, 2001
            -----------------------------------------------------------
            Distributions paid from:
            Exempt-interest dividends     $33,989,883       $32,511,388
            Long-term capital gain                 --                --
            Return of capital                      --                --
                                          -----------------------------
            Total                         $33,989,883       $32,511,388
                                          =============================

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:
            Overdistributed net investment income          $   (912,189)
            Accumulated net realized loss                   (30,177,137)
            Net unrealized appreciation                      33,286,383
                                                           -------------
             Total                                         $  2,197,057
                                                           =============
--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2002      YEAR ENDED JULY 31, 2001
                                SHARES             AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------
CLASS A
 Sold                            10,045,399  $ 94,964,074     13,223,009  $ 117,975,682
 Dividends and/or
 distributions reinvested         2,075,392    19,558,550      1,941,434     18,388,800
 Acquisition - Note 8                    --            --      9,659,347     92,246,765
 Redeemed                       (13,145,794) (123,929,037)   (15,333,330)  (145,182,863)
                                --------------------------------------------------------
 Net increase (decrease)         (1,025,003) $ (9,406,413)     9,490,460   $ 83,428,384
                                ========================================================
----------------------------------------------------------------------------------------
 CLASS B
 Sold                             1,491,331  $ 14,038,324      1,860,418 $   16,659,142
 Dividends and/or
 distributions reinvested           191,311     1,798,374        176,632      1,669,318
 Acquisition - Note 8                    --            --      2,018,542     19,216,517
 Redeemed                        (2,091,402)  (19,610,358)    (2,133,730)   (20,120,987)
                                --------------------------------------------------------
 Net increase (decrease)           (408,760) $ (3,773,660)     1,921,862   $ 17,423,990
                                ========================================================
----------------------------------------------------------------------------------------
 CLASS C
 Sold                               877,873  $  8,256,652        607,263   $  5,535,017
 Dividends and/or
 distributions reinvested            59,151       555,654         45,452        429,497
 Acquisition - Note 8                    --            --        394,023      3,751,103
 Redeemed                          (563,590)   (5,286,613)      (556,599)    (5,261,293)
                                --------------------------------------------------------
 Net increase                       373,434  $  3,525,693        490,139   $  4,454,324
                                ========================================================




================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $206,559,569 and $204,965,166, respectively.

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $646,516,004 was composed of:

                     Gross unrealized appreciation   $47,560,006
                     Gross unrealized depreciation   (14,357,103)
                                                     ------------
                     Net unrealized appreciation     $33,202,903
                                                     ============


 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


 31 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.53%.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS $22.50 per account fee.

 OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                      AGGREGATE         CLASS A       CONCESSIONS     CONCESSIONS     CONCESSIONS
                                      FRONT-END       FRONT-END        ON CLASS A      ON CLASS B      ON CLASS C
                                  SALES CHARGES   SALES CHARGES            SHARES          SHARES          SHARES
 YEAR                                ON CLASS A     RETAINED BY       ADVANCED BY     ADVANCED BY     ADVANCED BY
 ENDED                                   SHARES     DISTRIBUTOR    DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------
July 31, 2002                         $579,291        $139,453           $14,344        $316,517         $39,262

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                                                          CLASS A         CLASS B         CLASS C
                                                                       CONTINGENT      CONTINGENT      CONTINGENT
                                                                         DEFERRED        DEFERRED        DEFERRED
                                                                    SALES CHARGES   SALES CHARGES   SALES CHARGES
 YEAR                                                                 RETAINED BY     RETAINED BY     RETAINED BY
 ENDED                                                                DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
 July 31, 2002                                                             $2,654        $169,760          $3,721

 32 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $1,306,220, all of which were paid by the Distributor to recipients, and included $82,195 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:


                                                                  DISTRIBUTOR'S
                                                  DISTRIBUTOR'S       AGGREGATE
                                                      AGGREGATE    UNREIMBURSED
                                                   UNREIMBURSED   EXPENSES AS %
               TOTAL PAYMENTS   AMOUNT RETAINED        EXPENSES   OF NET ASSETS
                   UNDER PLAN    BY DISTRIBUTOR      UNDER PLAN        OF CLASS
--------------------------------------------------------------------------------
 Class B Plan        $735,837          $577,565      $2,274,881            3.15%
 Class C Plan         177,661            43,166         392,826            1.92


================================================================================
 5. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.



33 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED



================================================================================
 5. FUTURES CONTRACTS Continued
 Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
 6. ILLIQUID SECURITIES
 As of July 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2002 was $33,290,026, which represents 5.03% of the Fund's net assets.

================================================================================
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at July 31, 2002.

34 OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
 8. ACQUISITION OF OPPENHEIMER INSURED MUNICIPAL FUND
 On January 26, 2001, the Fund acquired all of the net assets of Oppenheimer Insured Municipal Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Insured Municipal Fund shareholders on February 29, 2000. The Fund issued (at an exchange ratio of 1.775865 for Class A, 1.782453 for Class B and 1.780957 for Class C of the Fund to one share of Oppenheimer Municipal Bond Fund) 9,659,347; 2,018,542 and 394,023 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $92,246,765; $19,216,517 and $3,751,103 in exchange for the net assets, resulting in combined Class A net assets of $577,703,446, Class B net assets of $74,499,856 and Class C net assets of $16,501,075 on January 26, 2001. The net assets acquired included net unrealized appreciation of $8,201,459, undistributed realized losses of $8,728,421 and unused capital loss carryforward of $8,728,421. The exchange qualified as a tax free reorganization for federal income tax purposes.



35 OPPENHEIMER MUNICIPAL BOND FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER MUNICIPAL BOND FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Municipal Bond Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 August 21, 2002


36 OPPENHEIMER MUNICIPAL BOND FUND

FEDERAL INCOME TAX INFORMATION  UNAUDITED

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



37 OPPENHEIMER MUNICIPAL BOND FUND

 TRUSTEES AND OFFICERS


==================================================================================================================================
 TRUSTEES AND OFFICERS                     Leon Levy, Chairman of the Board of Trustees
                                           Donald W. Spiro, Vice Chairman of the Board of Trustees
                                           John V. Murphy, President and Trustee
                                           Robert G. Galli, Trustee
                                           Phillip A. Griffiths, Trustee
                                           Benjamin Lipstein, Trustee
                                           Elizabeth B. Moynihan, Trustee
                                           Kenneth A. Randall, Trustee
                                           Edward V. Regan, Trustee
                                           Russell S. Reynolds, Jr., Trustee
                                           Clayton K. Yeutter, Trustee
                                           Ronald H. Fielding, Vice President
                                           Robert G. Zack, Secretary
                                           Brian W. Wixted, Treasurer
                                           Katherine P. Feld, Assistant Secretary
                                           Kathleen T. Ives, Assistant Secretary
                                           Denis R. Molleur, Assistant Secretary
==================================================================================================================================
NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)               TRUSTEESHIPS/DIRECTORSHIP HELD BY TRUSTEE

INDEPENDENT TRUSTEES

LEON LEVY, Chairman of the                 General Partner (since 1982) of Odyssey Partners, L.P.
Board of Trustees (since 1999)             (investment partnership) and Chairman of the Board (since 1981)
Age: 76                                    of Avatar Holdings, Inc. (real estate development).

DONALD W. SPIRO, Vice                      Chairman Emeritus (since January 1991) of the Manager. Formerly
Chairman of the Board of                   a director (January 1969-August 1999) of the Manager
Trustees (since 1999)
Age: 76

ROBERT G. GALLI, Trustee                   A trustee or director of other Oppenheimer funds. Formerly Vice
(since 1999)                               Chairman (October 1995-December 1997) of the Manager.
Age: 68

PHILLIP A. GRIFFITHS, Trustee              The Director (since 1991) of the Institute for Advanced Study,
(since 1999)                               Princeton, N.J., director (since 2001) of GSI Lumonics and a
Age: 63                                    member of the National Academy of Sciences (since 1979); formerly
                                           (in descending chronological order) a director of Bankers Trust
                                           Corporation, Provost and Professor of Research Triangle,
                                           Institute, Raleigh, N.C., and a Professor of Mathematics at
                                           Harvard University.

BENJAMIN LIPSTEIN, Trustee                 Professor Emeritus of Marketing, Stern Graduate School of
(since 1999)                               Business Administration, New York University.
Age: 79



1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, CO 80112-3924, except the address for the following Officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Zack and Molleur, and Ms. Feld.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


38 OPPENHEIMER MUNICIPAL BOND FUND

ELIZABETH B. MOYNIHAN,                     Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1999)                       Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                                    National Building Museum; a member of the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL, Trustee                A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1999)                               Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                                    Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                           Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                           American Motorists Insurance Company and American Manufacturers Mutual
                                           Insurance Company.

EDWARD V. REGAN, Trustee                   President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
(since 1999)                               director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                                    and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                           Chairman of Municipal Assistance Corporation for the City of New York, New York
                                           State Comptroller and Trustee of New York State and Local Retirement Fund.

RUSSELL S. REYNOLDS, JR.,                  Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1999)                       governance consulting and executive recruiting); a life trustee of
Age: 70                                    International House (non-profit educational organization), and a trustee (since
                                           1996) of the Greenwich Historical Society.

CLAYTON K. YEUTTER, Trustee                Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1999)                               Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999).
Age: 71

====================================================================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)                       Chairman, Chief Executive Officer and director (since June 2001) and President
(since October 2001)                       (since September 2000) of the Manager; President and a director or trustee of
Age: 53                                    other Oppenheimer funds; President and a director (since July 2001) of
                                           Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                           Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                           Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                           Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                                           of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                           (transfer agent subsidiaries of the Manager); President and a director (since
                                           July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc. and Centennial Asset
                                           Management Corporation (since November 2001), HarbourView Asset Management
                                           Corporation and OFI Private Investments, Inc. (since July 2001); President
                                           (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                           Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                           Management Corp.and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                           Mutual Life Insurance Company (the Manager's parent company); a director



 3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
 4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


39 OPPENHEIMER MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS   CONTINUED

JOHN V. MURPHY,(3,4)                       (since June 1995) of DBL Acquisition Corporation; formerly, Chief Operating
President                                  Officer (September 2000-June 2001) of the Manager; President and trustee
                                           (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                           Institutional Funds (open-end investment companies); a director (September
                                           1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive
                                           Officer and director (September 1999-August 2000) of MML Bay State Life
                                           Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                           Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).


====================================================================================================================================
OFFICERS

RONALD H. FIELDING, Vice                   Senior Vice President (since January 1996) of the Manager; Chairman of the
President (since 2002)                     Rochester Division of the Manager (since January 1996); an officer of 5
Age: 53                                    portfolios in the OppenheimerFunds complex; prior to joining the Manager in
                                           January 1996, he was President and a director of Rochester Capital Advisors,
                                           Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                           Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer
                                           Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 -
                                           1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 -
                                           1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

BRIAN W. WIXTED,                           Senior Vice President and Treasurer (since March 1999) of the Manager; Treas-
Treasurer (since 1999)                     urer (since March 1999) of HarbourView Asset Management Corporation, Share-
Age: 42                                    holder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                           Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc.,
                                           OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                           International Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and
                                           OFI Institutional Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer
                                           (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                           Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                           OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                           Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services
                                           Division. An officer of 89 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK, Secretary                  Senior Vice President (since May 1985) and General Counsel (since February
(since 2001)                               2002) of the Manager; General Counsel and a director (since November 2001) of
Age: 54                                    OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                           (since November 2001) of HarbourView Asset Management Corporation; Vice
                                           President and a director (since November 2000) of Oppenheimer Partnership
                                           Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                           November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                           Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                           Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                           Centennial Asset Management Corporation; a director (since November 2001) of
                                           Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                           (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                           (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                           November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                           Counsel (November 2001-February 2002) and Associate General Counsel (May
                                           1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                           Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November


40 OPPENHEIMER MUNICIPAL BOND FUND



ROBERT G. ZACK,                            1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
Continued                                  Millennium Funds plc (October 1997-November 2001). An officer of 89 portfolios in the OppenheimerFunds complex.


KATHERINE P. FELD, Assistant               Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Secretary (since 2001)                     President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
Age: 44                                    Vice President and Secretary (since June 1999) of Centennial Asset Management
                                           Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                           Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                           1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES, Assistant                Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Secretary (since 2001)                     President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President
Age: 36                                    and Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                           Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                           Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                           Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                           the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                           OppenheimerFunds complex.

DENIS R. MOLLEUR, Assistant                Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Secretary (since 2001)                     Vice President and Associate Counsel of the Manager (September 1995-July 1999).
Age: 44                                    An officer of 82 portfolios in the OppenheimerFunds complex.




THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).


41 OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND



================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
================================================================================
 INDEPENDENT AUDITORS      KPMG LLP
================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE,
                           NEW YORK, NY 10018.




          [copyright]Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.

 42 OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMERFUNDS FAMILY

=================================================================================================
 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
=================================================================================================
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street[REGISTRATION MARK]
                         Small Cap Fund                       Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street[REGISTRATION MARK]
                         Opportunity Fund                     SPECIALTY
                        Growth Fund                           Real Asset Fund[REGISTRATION MARK]
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street[REGISTRATION MARK]
                         Growth & Income Fund                 Tremont Market Neutral Fund, LLC(1)
                        Value Fund                            Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
=================================================================================================
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
 =================================================================================================
SELECT MANAGERS         STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500[R] Index Fund(2)
=================================================================================================
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


43 OPPENHEIMER MUNICIPAL BOND FUND

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited.

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


44 OPPENHEIMER MUNICIPAL BOND FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).



45 OPPENHEIMER MUNICIPAL BOND FUND

INFORMATION AND SERVICES

GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.
Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions 1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------
TICKER SYMBOLS Class A: OPTAX Class B: OTFBX Class C: OMFCX
--------------------------------------------------------------



1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[GRAPHIC OMITTED]
OPPENHEIMER FUNDS[REGISTRATION MARK]
                 Distributor, Inc.

 RA0310.001.0702 September 27 2002